NEWS RELEASE

The Progressive Corporation	Company Contact:
300 North Commons Blvd.	Julianna Paterra
Mayfield Village, Ohio 44143	(719) 432-2509
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO -- July 15, 2026 -- The Progressive Corporation (NYSE:PGR) today reported the following results for the month and quarter ended June 30, 2026:

	June				Quarter
(millions, except per share amounts and ratios; unaudited)	2026	2025	Change		2026	2025	Change
Net premiums written	$6,772	$6,605	3%		$21,077	$20,076	5%
Net premiums earned	$7,100	$6,954	2%		$21,573	$20,310	6%
Net income	$779	$1,124	(31)%		$3,311	$3,175	4%
Per share available to common shareholders	$1.34	$1.91	(30)%		$5.67	$5.40	5%
Total pretax net realized gains (losses) on securities	$(13)	$179	(107)%		$604	$387	56%
Combined ratio	90.0	86.6	3.4	pts.	87.3	86.2	1.1	pts.
Average diluted equivalent common shares	583.1	588.0	(1)%		584.2	587.8	(1)%

	June 30,
(thousands; unaudited)	2026	2025	% Change
Policies in Force
Personal Lines
Agency – auto	11,211	10,423	8
Direct – auto	16,721	15,245	10
Special lines	7,297	6,850	7
Property	3,631	3,608	1
Total Personal Lines	38,860	36,126	8
Commercial Lines	1,226	1,189	3
Total	40,086	37,315	7

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal vehicles (auto and special lines products) and personal property insurance for homeowners and renters. Our Commercial Lines business writes auto-related liability and physical damage insurance, business-related general liability and commercial property insurance predominantly for small businesses, and workers’ compensation insurance primarily for the transportation industry.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
For the month ended June 30, 2026
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$6,772

Revenues:
Net premiums earned	$7,100
Investment income	329
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	28
Net holding period gains (losses) on securities	(41)
Total net realized gains (losses) on securities	(13)
Fees and other revenues	104
Service revenues	48
Total revenues	7,568

Expenses:
Losses and loss adjustment expenses	4,937
Policy acquisition costs	519
Other underwriting expenses	1,037
Investment expenses	3
Service expenses	51
Interest expense	30
Total expenses	6,577

Income before income taxes	991
Provision for income taxes	212
Net income	779

Other comprehensive income (loss):
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(120)
Foreign currency translation adjustment	(1)
Other comprehensive income (loss)	(121)
Total comprehensive income (loss)	$658

1 For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2025 audited consolidated financial statements included in our 2025 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
For the year-to-date periods ended June 30,
(millions)
(unaudited)

	Year-to-Date
	2026	2025
Net premiums written	$44,718	$42,282

Revenues:
Net premiums earned	$42,541	$39,719
Investment income	1,896	1,685
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	112	20
Net holding period gains (losses) on securities	372	155
Total net realized gains (losses) on securities	484	175
Fees and other revenues	602	590
Service revenues	274	244
Total revenues	45,797	42,413

Expenses:
Losses and loss adjustment expenses	28,399	26,409
Policy acquisition costs	3,105	2,967
Other underwriting expenses	6,057	5,408
Investment expenses	18	16
Service expenses	285	256
Interest expense	158	139
Total expenses	38,022	35,195

Income before income taxes	7,775	7,218
Provision for income taxes	1,646	1,476
Net income	6,129	5,742

Other comprehensive income (loss):
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(949)	1,327
Net unrealized losses on forecasted transactions	0	1
Foreign currency translation adjustment	(1)	0
Other comprehensive income (loss)	(950)	1,328
Total comprehensive income (loss)	$5,179	$7,070

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
For the month and year-to-date periods ended June 30,
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:
	June	Year-to-Date
	2026	2026	2025

Net income	$779	$6,129	$5,742
Per common share:
Basic	$1.34	$10.49	$9.80
Diluted	$1.34	$10.47	$9.77

Comprehensive income (loss)	$658	$5,179	$7,070
Per common share:
Diluted	$1.13	$8.84	$12.03

Average common shares outstanding - Basic	581.8	584.3	586.1
Net effect of dilutive stock-based compensation	1.3	1.3	1.6
Total average equivalent common shares - Diluted	583.1	585.6	587.7

The following table sets forth the investment results for the period:
	June	Year-to-Date
	2026	2026	2025
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.2%	0.9%	4.3%
Common stocks	(0.3)%	10.6%	5.3%
Total portfolio	0.2%	1.3%	4.3%

Pretax annualized investment income book yield	4.2%	4.2%	4.2%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the month ended June 30, 2026
($ in millions)
(unaudited)

Current Month
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property[1]	Total	Business	Total
Net Premiums Written	$2,458	$3,238	$297	$5,993	$777	$6,772
% Growth in NPW	0%	5%	4%	3%	1%	3%
Net Premiums Earned	$2,507	$3,451	$258	$6,216	$884	$7,100
% Growth in NPE	0%	6%	2%	3%	(6)%	2%

GAAP Ratios
Loss/LAE ratio	70.5	72.1	35.2	69.8	66.6	69.5
Expense ratio	18.6	20.3	30.4	20.1	23.5	20.5
Combined ratio	89.1	92.4	65.6	89.9	90.1	90.0
Net catastrophe loss ratio[2]	2.4		8.9	2.6	0.6	2.4

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$56
Current accident year						52
Calendar year actuarial adjustment	$19	$30	$14	$63	$45	$108

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$56
All other development						180
Total development						$236

Calendar year loss/LAE ratio						69.5
Accident year loss/LAE ratio						72.8

1 Loss/LAE and combined ratios include a favorable 11.7 point impact related to an actuarial methodology process change, which impacted our incurred but not reported loss and loss adjustment expense reserves for our property products. The resulting one-time adjustment will not have an impact on future periods.
2 Represents catastrophe losses incurred during the period, including development on prior events and the impact of reinsurance, if any, as a percent of net premiums earned.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
For the year-to-date period ended June 30, 2026
($ in millions)
(unaudited)

Year-to-Date
	Personal Lines Business				Commercial
	Vehicles				Lines	Companywide
	Agency	Direct	Property	Total	Business	Total
Net Premiums Written	$15,482	$21,183	$1,549	$38,214	$6,498	$44,718
% Growth in NPW	4%	9%	(2)%	6%	3%	6%
Net Premiums Earned	$15,112	$20,605	$1,547	$37,264	$5,274	$42,541
% Growth in NPE	5%	12%	0%	9%	(3)%	7%

GAAP Ratios
Loss/LAE ratio	66.4	68.6	48.4	66.9	65.3	66.7
Expense ratio	18.2	20.4	29.7	19.9	21.8	20.2
Combined ratio	84.6	89.0	78.1	86.8	87.1	86.9
Net catastrophe loss ratio[1]	2.3		13.0	2.7	0.4	2.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$283
Current accident year						145
Calendar year actuarial adjustment	$115	$173	$36	$324	$104	$428

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$283
All other development						719
Total development						$1,002

Calendar year loss/LAE ratio						66.7
Accident year loss/LAE ratio						69.1

1 Represents catastrophe losses incurred during the year, including development on prior events and the impact of reinsurance, as a percent of net premiums earned.
2 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Personal Lines property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our personal and commercial vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts and common shares repurchased)
(unaudited)

June 30, 2026
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $91,485)	$90,435
Short-term investments (amortized cost: $1,978)	1,978
Total available-for-sale securities	92,413
Equity securities:
Nonredeemable preferred stocks (cost: $292)	276
Common equities (cost: $870)	4,532
Total equity securities	4,808
Total investments[2,3]	97,221
Net premiums receivable	17,106
Reinsurance recoverables (including $3,666 on unpaid loss and LAE reserves)	3,919
Deferred acquisition costs	2,211
Other assets	4,468
Total assets	$124,925

Unearned premiums	$27,401
Loss and loss adjustment expense reserves	45,567
Other liabilities[2]	9,237
Debt	8,387
Total liabilities	90,592
Shareholders’ equity	34,333
Total liabilities and shareholders’ equity	$124,925

Common shares outstanding	581.4
Common shares repurchased in the current month	845,952
Average cost per common share	$201.16
Book value per common share	$59.05
Trailing 12-month return on average common shareholders’ equity
Net income	34.7%
Comprehensive income	32.5%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(1,053)
Increase (decrease) from the previous month	$(152)
Increase (decrease) from December 2025	$(1,201)
Debt-to-total capital ratio	19.6%
Fixed-income portfolio duration	3.5
Weighted average credit quality	AA- .
1 As of June 30, 2026, we held certain hybrid securities and recognized a change in fair value of $3 million as a realized gain during the period we held these securities.
2 Includes $568 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $7 billion, net of unsettled transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•The company has no additional commentary regarding June’s results.
Events
Our second quarter Investor Relations conference call is currently scheduled to be held on Tuesday, August 4, 2026, at 9:30 a.m. eastern time. This event, which will consist of both a conference call and webcast, is scheduled to last 90 minutes and will begin with an approximate 45-minute presentation on our Robinsons consumer segment, followed by a question and answer session with Tricia Griffith, our CEO, and Andrew Quigg, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Monday, August 3, 2026. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the conference call, or any event changes, will be available at: https://investors.progressive.com/events.
We plan to release July results on Wednesday, August 19, 2026, before the market opens.
About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.
Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is a leading seller of personal auto, commercial auto, motorcycle, and boat insurance, and one of the top 15 homeowners insurance carriers in the United States.
Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.
Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary, distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” “goal,” “target,” “anticipate,” “will,” “could,” “likely,” “may,” “should,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are not guarantees of future performance, are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events, and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the secure and uninterrupted operation of the systems, facilities, and business functions and the operation of various third-party systems that are critical to our business;
•the impacts of a security breach or other attack involving our technology systems or the systems of one or more of our vendors;
•our ability to maintain a recognized and trusted brand and reputation;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•the highly competitive nature of property-casualty insurance markets;
•whether we adjust claims accurately;
•compliance with complex and changing laws and regulations;
•the impact of misconduct or fraudulent acts by employees, agents, and third parties to our business and/or exposure to regulatory assessments;
•our ability to attract, develop, and retain talent and maintain appropriate staffing levels;
•litigation challenging our business practices, and those of our competitors and other companies;
•the success of our business strategy and efforts to acquire or develop new products or enter into new areas of business and our ability to navigate the related risks;
•how intellectual property rights affect our competitiveness and our business operations;
•the success of our development and use of new technology and our ability to navigate the related risks;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to sustainability and other public policy matters;
•our continued ability to access our cash accounts and/or convert investments into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•our ability to obtain capital when necessary to support our business, our financial condition, and potential growth;
•evaluations and ratings by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of epidemics, pandemics, or other widespread health risks; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2025.

Any forward-looking statements are made only as of the date presented. Except as required by applicable law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or developments or otherwise.

In addition, investors should be aware that accounting principles generally accepted in the United States prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.